UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                December 24, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



     Michigan                          001-32428                30-0030900
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01   Entry into a Material Definitive Agreement

     The Registrant entered into an Amendment and Extension Agreement to the Financing Agreement dated as of December 24, 2007 (the "Amendment") with High Capital Funding, LLC ("HCF"), to amend the Financing Agreement, dated June 14, 2007. A copy of the Amendment is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

     Under the terms of the Amendment, HCF granted the Registrant a three (3) month extension of the Maturity Date to March 17, 2008 upon the following terms and conditions: (i) on December 18, 2007, the interest rate shall be increased to thirteen (13%) percent per annum, (ii) each Holder of Bridge Shares shall have the right to exchange his Bridge Shares at the closing of any Qualified Offering for unregistered securities of the Registrant that are otherwise identical to the securities issued by the Registrant in such Qualified Offering (the "Exchange Securities") equal to such Holder's loan amount divided by the offering price of the Exchange Securities, (iii) the Registration Rights section of the Financing Agreement shall include the Exchange Securities as Registrable Securities provided that no Registration Statement shall be required to be filed before April 15, 2008, (iv) if no closing of a Qualified Offering has occurred on or before March 17, 2008, the Maturity Date may be further extended for an additional three (3) months by written request of the Registrant, (v) HCF and the Registrant waive the requirement that the Holders are entitled to receive one fourth (1/4) of a share of the Registrant's restricted Common Stock per dollar of Bridge Note principal for each month or part thereof that the Maturity Date is extended, and (vi) if there has been no Qualified Offering by March 17, 2008 or the latest extended Maturity Date, the Holders shall have the right to exchange their Bridge Shares for "Alternate Exchange Securities," which is determined by dividing one hundred (100%) percent of the Bridge Note principal (the "Exchange Amount"), plus one twelfth (1/12) of the Exchange Amount for each month or part thereof of Maturity Date extension beyond March 17, 2008, by certain market pricing described in the Amendment.

     This summary is qualified in its entirety by reference to the Amendment annexed as an exhibit hereto.

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Item 9.01  Financial Statements and Exhibits.

     Exhibit No. Description

10.1       Amendment to Financing Agreement dated December 24, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TARPON INDUSTRIES, INC.

                                            Date: December 27, 2007

                                            By:  /s/ James W. Bradshaw
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                                                  James W. Bradshaw
                                                  Chief Executive Officer